                         Seaview Video Technology, Inc.
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Seaview Video Technology, Inc. (the
Company) on Form 10-QSB for the period ended June 30, 2003 as filed with the
Securities and Exchange Commission on the date hereof (the Report), I, Douglas
Bauer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)   The Report fully complies with the requirements of section 13(a)
                or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of
                operations of the Company.

 /s/ Douglas Bauer
     Douglas Bauer
     Chief Financial Officer
     August 14, 2003